Rule 497(k)
File No. 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS February 28, 2024
Amplify High Income ETF NYSE Arca — YYY

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2024, are incorporated by reference into this summary prospectus.

Notification of electronic delivery of shareholder materials

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”) until July 24, 2024 (the “Transition Date”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

After the Transition Date, the Fund will mail tailored annual and semi-annual reports to shareholders in accordance with regulations adopted by the SEC.

INVESTMENT OBJECTIVE

The Amplify High Income ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the ISE High IncomeTM Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	4.10%
Total Annual Fund Operating Expenses	4.60%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$461	$1,388	$2,323	$4,693

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of the Index. Because the Index is comprised of securities issued by other investment companies (as opposed to operating companies), the Fund operates in a manner that is commonly referred to as a “fund of funds,” meaning that it invests its assets in shares of funds that are included in the Index. The Index seeks to measure the performance of the top 45 U.S. exchange-listed closed-end funds (the “Underlying Funds”), as selected and ranked according to factors employed by the Index methodology that are designed to result in a portfolio that produces high current income (the “Methodology”).

The Index universe is not limited by the types of securities or other instruments in which an Underlying Fund may invest, nor the investment strategy an Underlying Fund may employ. Thus, the Underlying Funds may invest in a variety of securities including, but not limited to, equity securities (both dividend and non-dividend paying), foreign securities (including depositary receipts), taxable investment grade fixed income securities, investment grade municipal securities, taxable high yield fixed income securities and high yield municipal securities (commonly referred to as “junk bonds”), preferred securities, convertible securities, commodities, real-estate related securities, including real estate investment trusts (“REITs”), and derivatives. The Underlying Funds may employ different investment strategies including, but not limited to, dividend strategies, global and international strategies, covered call option strategies, balanced strategies, limited duration strategies, tax and risk-managed strategies, sector strategies, real estate, energy, utility, commodity, natural resources and other equity or income-oriented strategies.

Constituent securities of the Index are selected from all closed-end funds which are organized in the United States and whose shares are listed and trade on a U.S. securities exchange. The only type of security issued by an Underlying Fund that will be considered for inclusion in the Index is common stock (or its equivalent). To be eligible for inclusion in the Index, a security must:

•      be listed on one of the Nasdaq Stock Market®, the New York Stock Exchange, NYSE American, or the CBOE Exchange;

•      have a market capitalization of at least $500 million; and

•      have a six-month average daily traded value of at least $1 million.

Each eligible Index constituent is then ranked and ordered according to the following factors:

•      by fund yield (the total income return of a fund, which takes into account all distributions made by a closed-end fund, including return of capital) with funds with larger fund yields ranked more highly;

•      by share price premium/discount to net asset value (“NAV”) on the Index rebalancing date with funds with a premium or smaller discount ranked more highly than those with a larger discount; and

•      by fund average daily value of shares traded over the six month period prior to the Index rebalancing date, with higher shares traded ranked more highly.

A combined rank score for each eligible Index constituent is then calculated in accordance with the methodology and constituents are ranked from lowest to highest. The top 45 ranked Underlying Funds are then included in the Index. While the Index seeks to have 45 components, that number is a maximum limit and not a fixed target. Index constituents are weighted according to a “modified” linear weighted methodology, meaning that the top-ranked Index constituent will receive the greatest weighting and will be equal to the multiple of the smallest weighting (i.e., in an index with 45 constituents, the top weighted constituent’s weighting will be 45 times that of the weighting of the lowest weighted constituent). The initial Index weights must meet the following restraints: (i) no constituent may exceed 3%; and (ii) no constituent weight may exceed 100% of the ratio between such security’s six-month average daily traded value and $10 million. The Index weight adjustment is conducted that all securities with uncapped final weights share a common difference between their respective final weights and initial weights.

The Index is rebalanced semi-annually in January and July, but may be adjusted more frequently for specific corporate events, as detailed in the Methodology. The Index is unmanaged and cannot be invested in directly.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the Underlying Funds comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the Underlying Funds in the Index.

Diversification Status. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking”

or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fund of Funds Risk. Because the Fund is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Underlying Funds may be out of favor and underperform other segments.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Issuer-Specific Risk. The value of an Underlying Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number or market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Management Risk. Because the Fund may not fully replicate the Index and may hold fewer than the total number of securities in the Index and may hold securities not included in the Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling security is otherwise required upon a rebalancing of the Index.

Risks of Investing in Closed-End Funds. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Anti-Takeover Provision Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

Leverage Risk. The Underlying Funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through investment in the Underlying Funds. An investment in securities of Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Risk of Market Price Discount from/Premium to Net Asset Value. The shares of the Underlying Funds may trade at a discount or premium to their NAV. This characteristic is a risk separate and distinct from the risk that an Underlying Fund’s NAV could decrease as a result of investment activities. Whether investors, such as the Fund, will realize gains or losses upon the sale of shares will depend not on the Underlying Funds’ NAVs, but entirely upon whether the market price of the Underlying Funds’ shares at the time of sale is above or below an investor’s purchase price for shares.

Risks of Investments and Strategies of the Underlying Funds. The Fund may be subject to the following risks as a result of investments and strategies pursued by the Underlying Funds:

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Covered Call Writing Risk. The Fund may invest in Underlying Funds that engage in a strategy known as “covered call option writing,” which is designed to produce income from option premiums and offset a portion of a market decline in the underlying security. The writer (seller)

of a covered call option forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Credit Risk. Issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying Fund’s income level and share price.

Currency Risk. An Underlying Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Because an Underlying Fund’s NAV is determined in U.S. dollars, the Underlying Fund’s NAV could decline if the currency of the non-U.S. market in which an Underlying Fund invests depreciates against the U.S. dollar, even if the value of the Underlying Fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund’s portfolio.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid. The SEC has adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”). The Underlying Funds may only invest in derivatives instruments pursuant to Rule 18f-4, which requires a fund to implement certain policies and procedures designed to manage risks associated with derivatives, dependent upon the fund’s level of exposure to derivative instruments. To the extent an Underlying Fund is noncompliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Dividend Risk. An issuer of a security is unwilling or unable to pay income on a security. Common stocks do not assure dividend payments. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Dividends are paid only when declared by an issuer’s board of directors, and the amount of any dividend may vary over time.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

High Yield or Non-Investment Grade Securities Risk. High yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Illiquid Securities Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Industry and Sector Concentration Risk. An Underlying Fund from time to time may be concentrated to a significant degree in a single industry, group of industries, or a sector. To the extent that the Underlying Funds concentrate in the securities of issuers in a particular industry or sector, such as real estate, energy, utilities, natural resources or basic materials, the Fund may face more risks than if it were diversified more broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the Underlying Funds in which the Fund invests may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. The Underlying Funds’ sector and industry exposure is expected to vary over time based on the composition of the Index, and should not be viewed as limited to the aforementioned industries and sectors.

Interest Rate Risk. Fixed-income securities’ prices generally fall as interest rates rise; conversely, fixed-income securities’ prices generally rise as interest rates fall.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the NAV of the Underlying Fund’s Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.

Libor Transition Risk. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began January 1, 2022. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Underlying Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on an Underlying Fund or on certain instruments in which an Underlying Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR). In the United States, it is anticipated that in many instances SOFR will replace LIBOR as the reference rate for many of the floating rate instruments held by an Underlying Fund. SOFR is a relatively new reference rate, has not yet been widely implemented and may not be widely accepted in the market. Due to SOFR’s limited history, the future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects (as well as other unforeseen effects) of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to an Underlying Fund.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes.

Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could significantly decline in value.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile. Investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of an Underlying Fund’s investments in REITs. Investing in REITs may subject an Underlying Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal

Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act.

Senior Loans Risk. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund’s NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund’s performance.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which Underlying Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors.

Trading Risk. Shares of the Fund may trade on NYSE Arca, Inc. above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the

Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund was reorganized on or about October 4, 2019 from the YieldShares High Income ETF (the “Predecessor Fund”), a series of the Exchange Traded Concepts Trust, into Amplify ETF Trust, a Massachusetts business trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by Exchange Traded Concepts, LLC and sub-advised by Amplify Investments LLC and Vident Investment Advisory, LLC. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
1.03%
-8.26%
15.42%
14.03%
-9.97%
21.75%
-1.20%
14.24%
-21.69%
12.77%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The Fund’s highest quarterly return was 15.16% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -26.62% (quarter ended March 31, 2020).

Average Annual Total Return as of December 31, 2023
Amplify High Income ETF	1 Year	5 Year	10 Year	Since Inception (06/11/2012)
Return Before Taxes	12.77%	3.95%	2.91%	4.68%
Return After Taxes on Distributions	8.73%	1.27%	0.41%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.63%	1.99%	1.23%	2.71%
Hybrid SWM/ISE High Income Index (reflects no deduction for fees, expenses or taxes)(1)	13.27%	4.48%	3.31%	4.93%
ISE High Income IndexTM (reflects no deduction for fees, expenses or taxes)	13.27%	4.48%	3.31%	4.34%(2)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	14.01%

(1)            Reflects performance of the SWM Index through June 20, 2013 and the ISE High IncomeTM Index hereafter.

(2)            This figure represents performance of the ISE High Income IndexTM after the change in the index strategy utilized by the Fund, beginning on June 20, 2013, and not since inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. The return after taxes on distributions and sale of fund shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•      Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•      Ernesto Tong, CFA, Managing Director at Penserra

•      Anand Desai, Senior Vice President at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2019.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.